June 21, 1996

BWA Receivables Corporation
c/o Borg-Warner Automotive, Inc.
200 South Michigan Avenue
Chicago, Illinois 60604
Attention: Vice President and Treasurer

     Re:  Fourth Amendment to Receivables Transfer Agreement
          Dated As Of January 28, 1994 (This "Amendment")
          -------------------------------------------------------------------

Ladies and Gentlemen:

     Reference is hereby made to that certain Receivables Transfer Agreement (as heretofore amended, the "Transfer Agreement"), dated as of January 28, 1994, among the banks which are or may become a party thereto, (the "Banks"), Windmill Funding Corporation ("Windmill"), ABN AMRO Bank N.V., as provider of the program letter of credit (the "Program LOC Provider" and, collectively with the Banks and WINDMILL, the "Transferees"), ABN AMRO Bank N.V., as agent (the "Agent"), and BWA Receivables Corporation (the "Transferor"). Terms used herein and not otherwise defined herein which are defined in the Transfer Agreement or the other Transaction Documents (as defined in the Transfer Agreement) shall have the same meaning herein as defined therein. The Transferees and the Agent hereby agree to certain revisions in the Transfer Agreement as set forth herein.

     1. Accordingly, subject to the satisfaction of the conditions in Section 3 of this Amendment, the Transfer Agreement, effective as of the date hereof (the "Effective Date"), is hereby amended as follows:

          (a) The amount "Eighty Six Million Dollars ($86,000,000)" in the definition of "Aggregate Commitment" in Section 1.1 of the Transfer Agreement is hereby deleted and replaced with the amount "One Hundred Two Million Dollars ($102,000,000)."

          (b) The amount "Seventy Seven Million Four Hundred Thousand Dollars ($77,400,000)" in the definition of "Aggregate Bank Commitment" in Section 1.1 of the Transfer Agreement is hereby deleted and replaced with the amount "Ninety One Million Eight Hundred Thousand Dollars ($91,800,000)."

          (c) The amount "Eight Million Six Hundred Thousand Dollars ($8,600,000)" in the definition of "Program LOC Provider Commitment" in Section
1.1 of the Transfer Agreement is hereby deleted and replaced with the amount "Ten Million Two Hundred Thousand Dollars ($10,200,000)."

          (d)  The amount "Fifty Five Million Dollars ($55,000,000)" in clause
(a) of the definition of Approved Obligor Limit in Section 1.1 of the Transfer Agreement is hereby deleted and replaced with the amount "Sixty Five Million Dollars ($65,000,000)."

          (e) Section 2.13 and Section 7.1(s) of the Transfer Agreement are both hereby deleted and replaced with the words "(intentionally omitted)", and all other references in the Transfer Agreement and all other Transaction Documents to the "Maintenance Account" and funds or other items therein are hereby deleted. It is the intention of this Amendment that, from and after the Effective Date, neither the Transferor nor any other Person shall have any obligation to maintain a Maintenance Account or any funds or other items therein.

          (f)  In connection with eliminating the Maintenance Account, Section
5.2 (o) of the Transfer Agreement is hereby revised in its entirety to read as follows:

               (o) New Worth. The Transferor shall, at all times, have a positive tangible net worth determined in accordance with GAAP.

     2. The Transferor represents and warrants to the Agent and to each Transferee that:

          (a) it is in full compliance with all of the material terms, conditions and all other provisions of this Amendment, the Transfer Agreement and each of the other Transaction Documents in each case as of the Effective Date; and

          (b) its representations and warranties contained in this Amendment, the Transfer Agreement and the other Transaction Documents are true and correct in all material respects, in each case as though made on and as of the Effective Date, except to the extent such representations and warranties relate solely to an earlier date (and then as of such earlier date); and

          (c) both before and after giving effect to this Amendment, no Termination Event nor any Potential Termination Event has occurred and is continuing or would result from the execution and delivery of this Amendment or any other document arising in connection with or pursuant to this Amendment; and

          (d) this Amendment has been fully authorized, executed and delivered on its behalf, and each of the Transfer Agreement and each of the other Transaction Documents to which it is a party and this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof.

     3. Section 1 of this Amendment shall become effective only once all of the pre-conditions set forth below in this Section 3 have been satisfied:

          (a) the Agent has received a written statement from each Rating Agency stating that the rating of WINDMILL's commercial paper notes will not be downgraded, withdrawn or suspended as a result hereof; and

          (b) the Agent has received confirmation that the Program LOC has been amended in a manner consistent with this Amendment: and

          (c) the Agent has received, in form and substance satisfactory to the Agent, all documents, certificates and opinions as the Agent may reasonably request and all other matters incident to the execution hereof are satisfactory to the Agent.

     4. The Transfer Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the Effective Date, the Transfer Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, the Transfer Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

     5. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

     Please signify your agreement and acceptance of the foregoing by executing this Amendment in the space provided below.

                              Very truly yours,

                              ABN AMRO BANK N.V., as the Agent

                                   ROBERT C. SMOLKA
                              By----------------------------------------------
                                   ROBERT C. SMOLKA
                              Title-------------------------------------------
                                   Group Vice President

                                   MARY C. CASEY
                              By----------------------------------------------
                                   MARY C. CASEY
                              Title-------------------------------------------
                                   Vice President

Accepted and Agreed to:
BWA RECEIVABLES CORPORATION

     ROBIN J. ADAMS
By----------------------------------------------
     ROBIN J. ADAMS
Title-------------------------------------------
     Vice President and Treasurer

Consented and Agreed to:

WINDMILL FUNDING CORPORATION

     PAUL E. GIPSON
By-----------------------------------------------
     PAUL E. GIPSON
Title--------------------------------------------
     Vice President

ABN AMRO BANK N.V., as the Program LOC Provider

     ROBERT C. SMOLKA
By-----------------------------------------------
     ROBERT C. SMOLKA
Title--------------------------------------------
     Group Vice President

     MARY C. CASEY
By-----------------------------------------------
     MARY C. CASEY
Title--------------------------------------------
     Vice President

ABN AMRO BANK N.V., as the sole Bank

     ROBERT C. SMOLKA
By-----------------------------------------------
     ROBERT C. SMOLKA
Title--------------------------------------------
     Group Vice President

     MARY C. CASEY
By-----------------------------------------------
     MARY C. CASEY
Title---------------------------------------------
     Vice President